UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2026

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended

At the 2026 Annual Meeting of Stockholders of Karyopharm Therapeutics Inc. (the “Company”) held on May 21, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 Plan Amendment”) to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended (the “2022 Plan” and, as further amended by the 2022 Plan Amendment, the “Amended 2022 Plan”). The 2022 Plan Amendment, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the Amended 2022 Plan by 3,000,000 shares.

The description of the Amended 2022 Plan contained on pages 26 to 44 of the Company's definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2026 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2022 Plan Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Performance-based Equity Awards

On May 22, 2026, the Compensation Committee (the “Committee”) of the Board approved a broad-based retention program designed to support the continued motivation, retention and incentivization of the Company’s employees, including the Company’s named executive officers and Chief Financial Officer (the “Retention Program”). Under the Retention Program, eligible employees will receive two retention equity awards in the form of performance-based restricted stock units (“PSUs”) granted under the Amended 2022 Plan, effective as of May 31, 2026.

One PSU award will vest in full upon the achievement of a specified clinical milestone (the “First PSU Award”). The second PSU award will vest based on the achievement of two specified milestones, with 50% of such award vesting upon achievement of each milestone (the “Second PSU Award”). Vesting of the PSU awards is also subject to the applicable participant’s continued service through the applicable vesting dates, with the Second PSU Award also subject to the requirement that stockholders approve a subsequent increase in the available shares under the Amended 2022 Plan on or prior to May 31, 2027.

The following PSU awards were approved for the following named executive officers and the Chief Financial Officer: (i) Dr. Reshma Rangwala, Executive Vice President, Chief Medical Officer and Head of Research - 150,000 PSUs for each of the First PSU Award and the Second PSU Award; (ii) Lori Macomber, Executive Vice President, Chief Financial Officer and Treasurer - 130,000 PSUs for each of the First PSU Award and the Second PSU Award; and (iii) Stuart Poulton, Executive Vice President, Chief Development Officer - 130,000 PSUs for each of the First PSU Award and the Second PSU Award.

In addition, on May 22, 2026, the Board, upon the recommendation of the Committee, approved two PSU awards to Richard Paulson, President and Chief Executive Officer, also effective as of May 31, 2026, consisting of 343,000 PSUs for each of the First PSU Award and the Second PSU Award.

In addition, on May 22, 2026, the Board approved a further amendment to the Amended 2022 Plan that will increase the available shares under the Amended 2022 Plan by 950,000, with such amendment subject to approval of the Company’s stockholders on or prior to May 31, 2027.

The aggregate number of shares subject to the PSU awards granted to all eligible employees under the Retention Program, including the PSU awards granted to the named executive officers and the Chief Financial Officer described above, will be 3,838,380.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting held on May 21, 2026.

1.

The Company’s stockholders elected Barry E. Greene and Christy J. Oliger as Class I directors, each to serve on the Board for a three-year term until the 2029 annual meeting of stockholders and until his or her resignation or removal or until his or her successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

		Votes For	Votes Withheld	Broker Non-Votes
	Barry E. Greene	8,961,538	2,469,147	5,410,881
	Christy J. Oliger	10,601,387	829,298	5,410,881

2.

The Company’s stockholders approved an amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 3,000,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
	10,474,681	953,411	2,593	5,410,881

3.

The Company’s stockholders approved an amendment to the Karyopharm Therapeutics Inc. Amended & Restated 2013 Employee Stock Purchase Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 1,400,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
	11,221,920	203,702	5,063	5,410,881

4.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
	10,025,198	1,388,274	17,213	5,410,881

5.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

	Votes For	Votes Against	Votes Abstaining
	16,695,588	86,550	59,428

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Amendment No. 4 to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 13, 2026)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: May 28, 2026	By:	/s/ Michael Mano
Michael Mano
Executive Vice President, Chief Legal Officer and Secretary